Note 5. INCOME TAXES	7 Months Ended
May 31, 2013
Schedule of Investments [Abstract]
Note 5. INCOME TAXES

Note 5. INCOME TAXES

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

Income tax provision at the federal
statutory rate	15%
Effect of operating losses	(15)%
0%

As of May 31, 2013, the Company has a net operating loss carryforward of approximately $11,000. This loss will be available to offset future taxable income. If not used, this carryforward will begin to expire in 2033. The deferred tax asset relating to the operating loss carryforward has been fully reserved at May 31, 2013. The principal difference between the operating loss for income tax purposes and reporting purposes is accrued officer's compensation.